Scudder
California
Tax Free Money Fund


Scudder
California
Tax Free Fund

Annual Report
March 31, 1998

Pure No-Load(TM) Funds

For investors seeking double-tax-free income, exempt from both California, personal income tax and regular federal income tax.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                     Scudder California Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87  Total Net Assets as of       Ticker Symbol: SCAXX
                              3/31/98: $71 million
--------------------------------------------------------------------------------

o Scudder California Tax Free Money Fund offered a seven-day effective yield of 2.95% on March 31, 1998, equivalent to a 5.39% taxable yield for investors in the top federal and state income tax brackets.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

7-Day Effective Yield
on March 31, 1998

BAR CHART DATA:

                    Scudder
                   California                 Taxable yield
                    Tax Free                 needed to equal
                   Money Fund                the Fund's yield
                  --------------             -----------------

                     2.95%                        5.39%




                                Table of Contents


   4  Letter from the Fund's President    33  Notes to Financial Statements
   7  Portfolio Management Discussion     38  Report of Independent Accountants
  13  Glossary of Investment Terms        39  Tax Information
  14  Investment Portfolio                40  Shareholder Meeting Results
  17  Financial Statements                44  Officers and Trustees
  20  Financial Highlights                45  Investment Products and Services
                                          46  Scudder Solutions


                   2 - Scudder California Tax Free Money Fund

                        Scudder California Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  7/22/83  Total Net Assets as of        Ticker Symbol: SCTFX
                              3/31/98: $324 million
--------------------------------------------------------------------------------

o Scudder California Tax Free Fund provided a 4.20% 30-day net annualized SEC yield on March 31, 1998. For shareholders subject to the 45.22% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 7.67%. The Fund posted a solid 11.85% total return for its most recent fiscal year ended March 31, 1998.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

30-Day Net Annualized SEC Yield
on March 31, 1998

BAR CHART DATA:


                  Scudder             Taxable yield
                California           needed to equal
               Tax Free Fund         the Fund's yield
               -------------         ----------------

                   4.20%                   7.67%



                                Table of Contents

   4  Letter from the Fund's President    33  Notes to Financial Statements
   5  Performance Update                  38  Report of Independent Accountants
   6  Portfolio Summary                   39  Tax Information
   9  Portfolio Management Discussion     40  Shareholder Meeting Results
  13  Glossary of Investment Terms        44  Officers and Trustees
  21  Investment Portfolio                45  Investment Products and Services
  29  Financial Statements                46  Scudder Solutions
  32  Financial Highlights

                      3 - Scudder California Tax Free Fund

                        Letter from the Funds' President

Dear Shareholders,

     We are pleased to report to you concerning the performance of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund over their most recent fiscal year ended March 31, 1998. Scudder California Tax Free Money Fund posted a 5.39% tax equivalent yield based on the maximum federal and state tax rates at the close of the period.

     Scudder California Tax Free Fund posted a 4.20% 30-day net annualized SEC yield as of March 31, equivalent to a taxable yield of 7.67% for investors in the top California tax bracket. In addition, the Fund earned a solid total return of 11.85% for the 12 months ended March 31. Please read the portfolio management discussions beginning on page 7 for more information.

     As of January 1, 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. As of January 1, we also welcomed a new portfolio management team for Scudder California Tax Free Money Fund: Frank J. Rachwalski, Jr., Lead Portfolio Manager, and Jerri I. Cohen, Portfolio Manager, with a combined 42 years of investment industry experience.

     For those of you interested in new Scudder products, we recently introduced three industry sector funds as a part of our Choice Series: Scudder Financial Services Fund, which seeks long-term growth by investing in financial services companies in the U.S. and abroad; Scudder Health Care Fund, which seeks long-term growth from health care companies located around the world; and Scudder Technology Fund, which pursues long-term growth by investing in companies that develop, produce, or distribute technology. In addition, April 6, 1998, marked the debut of our newest entrant in the growth and income category:
Scudder Real Estate Investment Fund, investing in equity securities of companies in the real estate industry. Please see page 45 for more information on Scudder products and services.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 46 provides more information on how to contact Scudder. Thank you for choosing Scudder to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     President,
     Scudder California Tax Free Money Fund
     Scudder California Tax Free Fund


                   4 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

PERFORMANCE UPDATE as of March 31, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------
                            Total Return
--------------------------------------------
Period Ended   Growth of             Average
3/31/98         $10,000  Cumulative  Annual
--------------------------------------------
Scudder California Tax Free Fund
--------------------------------------------
1 Year          $ 11,185    11.85%   11.85%
5 Year          $ 13,775    37.75%    6.61%
10 Year         $ 22,731   127.31%    8.56%
--------------------------------------------
Lehman Brothers Municipal Bond Index
--------------------------------------------
1 Year          $ 11,073    10.73%   10.73%
5 Year          $ 13,911    39.11%    6.82%
10 Year         $ 22,289   122.89%    8.34%
--------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER CALIFORNIA TAX FREE FUND
Year            Amount
-----------------------
'88             $10,000
'89             $10,980
'90             $11,926
'91             $12,944
'92             $14,334
'93             $16,502
'94             $16,716
'95             $17,844
'96             $19,274
'97             $20,322
'98             $22,731

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
-----------------------
'88             $10,000
'89             $10,719
'90             $11,851
'91             $12,943
'92             $14,238
'93             $16,022
'94             $16,393
'95             $17,611
'96             $19,088
'97             $20,129
'98             $22,289

Yearly periods ended March 31

The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                     ----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.26  $ 10.29  $ 10.41  $ 10.60  $ 11.05  $ 10.02  $ 10.07  $ 10.36  $ 10.39  $ 11.06
INCOME DIVIDENDS..   $   .68  $   .65  $   .63  $   .61  $   .59  $   .53  $   .51  $   .51  $   .52  $   .52
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $    --  $   .19  $   .09  $   .28  $   .49  $   .68  $   .09  $    --  $   .01  $   .02
FUND TOTAL
RETURN (%)........      9.80     8.62     8.53    10.74    15.13     1.30     6.75     8.01     5.44    11.85
INDEX TOTAL
RETURN (%)........      7.21    10.56     9.22    10.02    12.52     2.32     7.43     8.38     5.45    10.73

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                      5 - Scudder California Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1998
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Toll Revenue/Transportation        12%
Hospital/Health                    12%
County General Obligation/
Lease                              11%
Housing Finance Authority          10%
Other General Obligation/Lease      9%
Sales/Special Tax                   9%
Pollution Control/Industrial
Development                         6%
School District/Lease               5%
Revenue/Special Assessment          5%
Miscellaneous Municipal            21%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund invests in a broad
selection of California tax-free
bonds.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA*                               51%
AA                                  6%
A                                  22%
BBB                                12%
Not Rated                           9%
--------------------------------------
                                  100%
--------------------------------------

Weighted average quality: AA
*Includes Cash Equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall portfolio quality remains
high, with over 75% of portfolio
securities rated A or better as of
March 31.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year                    1%
1-5 years                          14%
5-10 years                         27%
10-15 years                        31%
Greater than 15 years              27%
--------------------------------------
                                  100%
--------------------------------------

Weighted average effective maturity: 11.8 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We continue to focus on the
purchase of noncallable bonds
with maturities of 15 years or
less.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 21.

                      6 - Scudder California Tax Free Fund

                         Portfolio Management Discussion
                     Scudder California Tax Free Money Fund

Dear Shareholders,

During Scudder California Tax Free Money Fund's most recent fiscal year, interest rates of tax-exempt money fund instruments drifted downward in the face of healthy demand for these securities, no action on interest rates by the Federal Reserve, and a vibrant U.S. economy accompanied by low inflation. The Fund's 7-day effective yield as of March 31 was 2.95%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.39% compounded taxable yield, higher than the 5.03% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance. Our strategy during this period was to purchase tax-exempt commercial paper -- which enables the buyer to select a specific maturity date -- with three-, four-, and five-month maturities. We also attempted to obtain attractive value by concentrating our purchases during periods of seasonal market weakness.

With the State's economy continuing to grow, barring any downturn in the U.S. economy caused by aftershocks from the Asian crisis, we believe the California tax-free money market and the Fund should perform well over the coming months. We will continue to seek to take advantage of seasonal market weakness, such as in April, when last-minute taxpayers sell their securities and create a

                   7 - Scudder California Tax Free Money Fund temporary surge of supply that lasts into May. Our continuing goal is to provide California Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.         Jerri I. Cohen


                     Scudder California Tax Free Money Fund:
                          A Team Approach to Investing

  Scudder California Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for setting the Fund's investment strategy and for overseeing the Fund's day-to-day management in January, 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since 1974. Jerri I. Cohen, Portfolio Manager, joined the Fund's team in January 1998. Ms. Cohen, who has been with the Adviser since 1981, has over 15 years of experience in the financial industry, including five years in tax-exempt money fund investing.

                   8 - Scudder California Tax Free Money Fund

                         Portfolio Management Discussion
                        Scudder California Tax Free Fund
Dear Shareholders,

For its most recent fiscal year ended March 31, 1998, Scudder California Tax Free Fund posted a solid total return as interest rates continued a slow and steady decline against a backdrop of low inflation and healthy economic growth. The Fund's 11.85% total return for the period consisted of a $0.67 increase in net asset value to $11.06 per share, income distributions of $0.52 per share, and a short-term capital gain distribution of $0.02 per share. This return outpaced the 10.85% average of 104 similar funds tracked by Lipper over the 12-month period. In addition, the Fund ranked among the top one third in total return among its peers for the one-, three-, five-, and ten-year periods ended March 31, 1998.

                                California Update

California's economy has a full head of steam, and is leading the country in job growth with its shift from defense and aerospace industries to a new reliance on technology, multimedia, and trade. Unemployment is trending down, personal income continues to increase, deficit borrowing has ceased, and the State is beginning to replenish its thin reserves. During the 12-month period from December 1996 to December 1997, the State added almost 480,000 jobs, the largest increase in 13 years. This growth brought the State's unemployment rate down to 6.3% by the end of 1997, compared with the national average of 4.9%. In February 1998 the State's unemployment rate hit a seven-year low of 5.9%.


      Scudder California Tax Free Fund:
      Superior Performance Across Maturities
      (Average annual returns for periods ended March 31, 1998)
      ----------------------------------------------------------------

                    Scudder                        Number
                    California Lipper                of
                    Tax Free   Average           California
                    Fund       Annual            State Funds Percentile
      Period        Return     Return    Rank     Tracked     Rank
      -----------------------------------------------------------------

      1 Year         11.85%    10.85%     22   of  104       Top 21%

      3 Years        8.40%     7.77%      22   of   85       Top 26%

      5 Years        6.61%     6.31%      18   of   54       Top 33%

      10 Years       8.56%     7.87%       5   of   30       Top 17%

      Past performance does not guarantee future results.

                     9 - Scudder California Tax Free Fund

International trade is a large part of the State's economy. California sells its exports to diverse markets, although its largest trading partners are located in Asia, which accounts for 54% of its exports. The recent Asian economic "flu" is causing a decline in exports to Asia, but due to the large growth in sales to Mexico and Europe, state officials believe the impact from Asian weakness will be minimal. In 1997 the State's gross state product passed the $1 trillion mark, and as a standalone economy, California ranks seventh in the world, ahead of China and behind the United Kingdom. Overall, California is benefiting from a strong economy and improved cash flow.

                                Steady Growth and
                                  Low Inflation

The long-running U.S. economic scenario of moderate growth and low inflation forges on. Asia, expected by many to export its way out of economic crisis, and in doing so, derail U.S. growth, has so far increased exports only modestly. At the same time, the U.S. bond market has benefited from Federal Reserve inaction on interest rates, falling commodity prices, mixed economic statistics, and portfolio rebalancing by investors who have acted to reduce the overweighting of stocks in their portfolios. Moreover, the municipal bond market has enjoyed its first significant increase in investor interest in four years. During the Fund's most recent fiscal year, yields of 10-year Treasury bonds declined 1.3 percentage points and their prices rose 9.3%, while yields of comparable municipal bonds declined almost three quarters of a percentage point and their prices increased 5.2%.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipal Yields Compared with Inflation March 31, 1995 - March 31, 1998

LINE CHART DATA:

 -----------------------------------------------------
                               10-year
                   CPI         municipal bonds
 -----------------------------------------------------
 3/95              2.81%            4.90%
                   2.73             4.65
                   2.90             5.00
 1/96              2.95             5.15
                   2.99             5.00
                   3.04             4.85
                   2.50             5.10
 1/97              2.23             4.75
                   2.08             4.50
                   1.84             4.60
                   1.60             4.20
                   1.40             4.30
 3/98              1.40             4.50


(Chart indicates a 3.10% spread between the 10-year municipal bonds at 4.50% (3/98) and the CPI at 1.40% (3/98).)


Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream
----------


It's important to note that in the current environment of lower municipal bond yields, "real" interest rates -- interest rates minus increases in the CPI, a recognized barometer of inflation -- have rarely been higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The chart above illustrates the widening gap between yield levels and inflation since March 1995.


                      10 - Scudder California Tax Free Fund

                     Focus on Intermediate Noncallable Bonds

As a means of locking in a substantial income stream for Scudder California Tax Free Fund over time, we continue to focus on the purchase of noncallable bonds with maturities of 15 years or less. As of March 31, over 70% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add high yielding BBB-rated and non-rated bonds to the portfolio. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 21% of bonds in these two categories as of the end of March. During the most recent fiscal year, the Fund benefited from credit upgrades to "AAA" on San Joaquin toll road bonds as portions were refunded. In addition, during its most recent fiscal year the Fund invested in a significant new nonrated position for a wood recycling and fiberboard project, which carries a high interest coupon and has already experienced significant price appreciation. (For a summary of the Fund's quality, diversification, and maturity structure, see page 6.)

Overall portfolio quality remains high, with over 75% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of California municipal bonds, including toll revenue/transportation, hospital/health care, and general obligation bonds. During the 12-month period, the Fund benefited from an upgrade by Fitch Investors Service ratings agency of California general obligation bonds from A+ to AA-.

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income as well as the best possible total return performance. Our long-term investment strategy focuses on four basic elements: (1) purchasing bonds with effective maturities of 15 years or less; (2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds; and (4) diversifying investments based on careful credit selection.

                                     Outlook

In the words of Federal Reserve Chairman Greenspan, the U.S. economy delivered "exemplary performance" in 1997, with real GNP growth of 3.8%. We believe this level of growth will be difficult to maintain in 1998 because of two current drags on the economy -- burdensome consumer debt, and a high level of corporate write-offs -- and one that still looms -- possible economic fallout from Asia's troubles. Any slowdown from current levels of growth would provide a basis for a sustained decline in interest rates and favorable bond market performance. At the same time, we believe that the Fed will stand ready to raise interest rates at the first sign of runaway growth.


                      11 - Scudder California Tax Free Fund

We will continue our focus on noncallable municipal bonds with maturities of 15 years or less as we seek to boost yield and achieve attractive long-term returns for our investors. In addition, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder California Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team


/s/Jeremy L. Ragus        /s/Christopher J. Mier


Jeremy L. Ragus           Christopher J. Mier


                             Scudder California Tax
                                   Free Fund:
                          A Team Approach to Investing


  Scudder California Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Jeremy L. Ragus, Lead Portfolio Manager, has had responsibility for Scudder California Tax Free Fund's day-to-day management since 1990. Mr. Ragus, who joined the Adviser in 1990, has 16 years of experience in municipal investing and research. Christopher J. Mier, Portfolio Manager, began managing the Fund in 1998. Mr. Mier has been with the Adviser since 1986 and has over 20 years of experience in municipal bonds.


                      12 - Scudder California Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                  13 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

                    Investment Portfolio as of March 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
California
Anaheim, CA, Electric Utility Revenue, 3.4%, 7/13/98 ...........................  1,750,000          A1+             1,750,000
Anaheim, CA, Housing Authority, Multi-Family Housing Revenue, Harbor Cliff
  Project, Variable Rate Demand Note, 3.3%, 7/1/06* ............................    400,000          MIG1              400,000
California Revenue Anticipation Note, 4.5%, 6/30/98 ............................  1,000,000          MIG1            1,002,160
California Health Facilities Finance Authority:
  Catholic Healthcare West, Series C, Variable Rate Demand Bonds,
     3.3% 7/1/20* (c) ..........................................................  1,000,000          A1+             1,000,000
  Pooled Loan Program, Series 1985 B, Weekly Demand Note, 3.4%, 10/1/10* (c) ...    485,000          MIG1              485,000
California Pollution Control Finance Authority Revenue:
  Colmac, Subject to AMT, Weekly Demand Note, 3.3%, 12/1/16* ...................  1,900,000          A1+             1,900,000
  Pacific Gas & Electric Company:
   Series 1996D, 3.25%, 6/15/98 ................................................  1,000,000          A1+             1,000,000
   Series 1997B, Weekly Demand Note, 3.75%, 11/1/26* ...........................    900,000          A1+               900,000
   Subject to AMT, Weekly Demand Note, 3.6%, 1/1/10* ...........................  1,500,000          MIG1            1,500,000
  Solid Waste Disposal:
   CR&R Inc. Project, Series 1995A, Weekly Demand Notes, 3.4%, 10/1/10* ........  1,540,000          SKI             1,540,000
   Western Waste Ind., Series 1994, Subject to AMT, Weekly Demand Note,
      3.85%, 10/1/06* ..........................................................  1,300,000          MIG1            1,300,000
  Southern California Edison, Series 1985C, 3.45%, 6/25/98 .....................  1,000,000          P1              1,000,000
Chowchilla, CA, Unified High School District, Tax & Revenue, General Obligation
  Notes, Series 1997, 4.25%, 6/30/98 ...........................................  1,300,000          SP1+            1,301,170
Contra Costa County, CA, Cerrito Royale Project, Series 1987A, Weekly Demand
  Note, 3.6%, 12/1/17* .........................................................  1,400,000          MIG1            1,400,000
Eastern Municipal Water District, CA, Water & Sewer Revenues, Series 1993B,
  Weekly Demand Notes, 3.3%, 7/1/20* (c) .......................................  1,100,000          MIG1            1,100,000
Huntington Beach, CA, Multi-Family Housing Revenue, River Meadows Apartments,
  Series B, Weekly Demand Bonds, 3.25%, 10/1/05* ...............................    800,000          A1+               800,000
Irvine Ranch Water District, CA, Orange County, Series 1985 C, Variable
  Rate Demand Bond, 3.8%, 10/1/10* .............................................    800,000          MIG1              800,000
Kern County, CA, Board of Education, Tax and Revenue Anticipation Notes,
  Series 1998, 4.5%, 7/7/98 ....................................................  2,000,000          SP1+            2,003,061
Kern County, CA, Certificate of Participation, Public Facilities Project:
  Series A, Variable Rate Demand Bonds, 3.3%, 8/1/06* ..........................  1,200,000          MIG1            1,200,000
  Series D, Variable Rate Demand Bonds, 3.3%, 8/1/06* ..........................  1,600,000          MIG1            1,600,000

    The accompanying notes are an integral part of the financial statements.


                   14 - Scudder California Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
------------------------------------------------------------------------------------------------------------------------------
Lancaster, CA, Redevelopment Agency, Multi-Family Housing Revenue, Westwood
  Park Apartments, Variable Rate Demand Bonds, 3.3%, 12/1/07* ..................    500,000          MIG1              500,000
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
  Floating Rate Receipts, Series 1996, 3.7%, 7/1/17* ...........................  1,500,000          A1+             1,500,000
Los Angeles County, CA, Certificate of Participation, County Museum of Arts,
  Series 1985A, Variable Rate Demand Note, 3.25%, 11/1/05* .....................  1,300,000          A1              1,300,000
Los Angeles County, CA, Tax and Revenue Anticipation Notes, Series 1997 A,
  4.5%, 6/30/98 ................................................................  2,200,000          SP1+            2,203,600
Los Angeles, CA, Multi-Family Housing Revenue:
  Grand Promenade Project, Series 1985, Variable Rate, 3.3%, 12/1/10* ..........  1,000,000          A1+             1,000,000
  Series K, Variable Rate Demand Bonds, 3.55%, 7/1/10* .........................  3,100,000          A1+             3,100,000
M-S-R Public Power Agency, San Juan Project Revenue:
  Subordinate Lien, Series B, Weekly Demand Bonds, 3.35%, 7/1/22* ..............  1,000,000          A1+             1,000,000
  Series 1997G, 4.5%, 7/1/98 (c) ...............................................  1,650,000          AAA             1,654,297
Metropolitan Water District of Southern California, 3.2%, 5/14/98 ..............  1,000,000          A1+             1,000,000
Oakland, CA, Unified School District Alameda County, Tax & Revenue Anticipation
  Note, 4.25%, 10/28/98 ........................................................  2,000,000          SP1+            2,004,569
Ontario, CA, General Obligation, Tax and Revenue Anticipation Notes, Series 1997,
  4.5%, 6/30/98 ................................................................  1,000,000          SP1+            1,001,400
Ontario, CA, Multi-Family Residential Mortgage Revenue (Park Centre Partners),
  Variable Rate Demand Bonds, 3.3%, 8/1/07* ....................................  2,000,000          MIG1            2,000,000
Orange County, CA, Sanitation District, Series 1992 C, Daily Demand Note,
  3.7%, 8/1/17* (c) ............................................................  1,300,000          MIG1            1,300,000
San Bernadino County, CA, Certificates of Participation, County Center
  Refinancing, Series 1996, Variable Rate Demand Note, 3.3%, 7/1/15* ...........  1,000,000          MIG1            1,000,000
San Bernadino County, CA, Multi-Family Housing Revenue:
  Western Properties 1, Variable Rate Demand Bonds, 3.3%, 2/1/05* ..............    900,000          MIG1              900,000
  Western Properties 2, Variable Rate Demand Bonds, 3.3%, 5/1/05* ..............    400,000          MIG1              400,000
  Woodview Apartments Project, Variable Rate Demand Bonds, 3.45%, 4/1/07* ......  1,100,000          MIG1            1,100,000
San Diego, CA, Multi-Family Housing Revenue, Lusk Mira Mesa Project, Issue E,
  Variable Rate Demand Bond, 3.45%, 4/1/07* ....................................  1,900,000          MIG1            1,900,000
San Diego, CA, Airport, Subject to AMT, Series 1997A, 3.4%, 4/7/98 .............  1,500,000          A1+             1,500,000
San Diego County, CA, Tax & Revenue Anticipation Notes, 4.5%, 9/30/98 ..........  1,000,000          SP1+            1,003,084
San Fransisco, CA, Airport, Subject to AMT, Series 1997, 3.55%, 5/6/98 .........  1,000,000          A1+             1,000,000
San Fransisco, CA, Airport, Subject to AMT, Series 1997, 3.4%, 5/7/98 ..........  1,000,000          A1+             1,000,000
San Jose, CA, Clean Water Financing Sewer Revenue Bonds, Series 1995 B, Weekly
  Demand Note, 3.25%, 11/15/11* (c) ............................................  1,000,000          AAA             1,000,000

    The accompanying notes are an integral part of the financial statements.


                   15 - Scudder California Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
------------------------------------------------------------------------------------------------------------------------------
San Jose, CA, Multi-Family Housing Revenue, Kimberly Woods Project, Variable
  Rate Demand Bond, 3.3%, 11/1/08* .............................................  1,600,000          MIG1            1,600,000
San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Agency,
  Variable Rate Demand Bonds, 3.8%, 6/1/05* ....................................  2,700,000          A1              2,700,000
Santa Barbara County, CA, Tax and Revenue, Anticipation Notes, Series 1997A,
  4.5%, 10/1/98 ................................................................  1,500,000          SP1+            1,504,530
Santa Clara County, CA, Housing Authority, Fox Chase I Project, Weekly Demand
  Note, 3.3%, 11/1/07* (c) .....................................................  1,000,000          MIG1            1,000,000
Santa Clara County, CA, Tax and Revenue Anticiapation Note, Variable Rate Note,
  Series 1987A, 4.2%, 6/1/15* ..................................................  1,200,000          MIG1            1,200,000
Santa Clara, CA, Electric Revenue:
  Series B, Junior Lien, Variable Rate Demand Bond, 3.3%, 7/1/10* ..............  1,000,000          MIG1            1,000,000
  Series C, Junior Lien, Variable Rate Demand Bond, 3.3%, 7/1/10* ..............  1,300,000          MIG1            1,300,000
Southern California Public Power Authority, Transmission Project, Series 1991,
  Weekly Demand Note, 3.25%, 7/1/19* (c) .......................................  1,300,000          A1+             1,300,000
Puerto Rico
Puerto Rico Commonwealth Tax and Revenue Anticipation Notes, Series 1997 A,
  4.5%, 7/30/98 ................................................................  4,000,000          SP1+            4,011,355
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $69,964,226)                                                                      69,964,226
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $69,964,226) (a)                                                         69,964,226
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $69,964,226.

  (b) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA/BIG.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

      AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.


                   16 - Scudder California Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (cost $69,964,226) ............................      $  69,964,226
                 Receivable for investments sold .....................................            700,316
                 Interest receivable .................................................            641,373
                 Receivable for Fund shares sold .....................................             60,708
                 Other assets ........................................................              1,932
                                                                                           ----------------
                 Total assets ........................................................         71,368,555
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................             20,378
                 Payable for Fund shares redeemed ....................................            367,230
                 Accrued management fee ..............................................             23,874
                 Other payables and accrued expenses .................................            410,472
                                                                                           ----------------
                 Total liabilities ...................................................            821,954
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  70,546,601
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized loss .......................................            (94,406)
                 Paid-in capital .....................................................         70,641,007
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  70,546,601
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($70,546,601 / 70,556,568 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................              $1.00
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                   17 - Scudder California Tax Free Money Fund

                             Statement of Operations

                            year ended March 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $   2,417,227
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................            342,520
                 Services to shareholders ............................................             77,513
                 Custodian and accounting fees .......................................             46,095
                 Trustees' fees and expenses .........................................             16,064
                 Auditing ............................................................             27,271
                 Reports to shareholders .............................................              9,469
                 Legal ...............................................................              5,783
                 Registration fees ...................................................              3,588
                 Other ...............................................................              7,521
                                                                                           ----------------
                 Total expenses before reductions ....................................            535,824
                 Expense reductions ..................................................           (124,284)
                                                                                           ----------------
                 Expenses, net .......................................................            411,540
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          2,005,687
                -------------------------------------------------------------------------------------------

Realized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ...........................                459
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   2,006,146
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                   18 - Scudder California Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                        Years Ended March 31,
Increase (Decrease) in Net Assets                                                      1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................   $  2,005,687      $  1,913,820
                 Net realized gain (loss) from investment transactions ........            459              (373)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .................................................      2,006,146         1,913,447
                                                                                 ----------------  ----------------
                 Distributions to shareholders from net investment
                   income .....................................................     (2,005,687)       (1,913,820)
                                                                                 ----------------  ----------------
                 Fund share transactions at net asset value of
                   $1.00 per share:
                 Shares sold ..................................................     77,305,649        61,962,492
                 Net asset value of shares issued to shareholders in
                   reinvestment of  distributions .............................      1,669,253         1,568,824
                 Shares redeemed ..............................................    (77,124,440)      (61,801,311)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...............................................      1,850,462         1,730,005
                                                                                 ----------------  ----------------
                 Increase (decrease) in net assets ............................      1,850,921         1,729,632
                 Net assets at beginning of period ............................     68,695,680        66,966,048
                                                                                 ----------------  ----------------
                 Net assets at end of period ..................................   $ 70,546,601      $ 68,695,680
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                   19 - Scudder California Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Years Ended March 31,
                                      1998     1997    1996     1995     1994     1993    1992     1991     1990     1989
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning          ----------------------------------------------------------------------------------------
   of period ....................    $1.000   $1.000  $1.000   $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000
                                    ----------------------------------------------------------------------------------------
Net investment income ...........      .029     .028    .032     .027     .019     .023    .035     .047     .052     .049
Less: Distributions from
   net investment income ........     (.029)   (.028)  (.032)   (.027)   (.019)   (.023)  (.035)   (.047)   (.052)   (.049)
Net asset value, end of             ----------------------------------------------------------------------------------------
   period .......................    $1.000   $1.000  $1.000   $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ............      2.98     2.87    3.28     2.72     1.92     2.35    3.54     4.79     5.35     5.04
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) .................        71       69      67       64       72       56      58       64       65       64
Ratio of operating expenses,
   net to average daily net
   assets (%) ...................       .60      .60     .60      .60      .60      .60     .60      .65      .75      .67
Ratio of operating expenses
   before expense reductions
   to average daily net
   assets (%) ...................       .78      .79     .81      .84      .90      .86     .88      .92      .90      .84
Ratio of net investment
   income to average daily
   net assets (%) ...............      2.92     2.83    3.23     2.68     1.90     2.33    3.50     4.68     5.22     4.98

(a) Total returns would have been lower had certain expenses not been reduced.


                   20 - Scudder California Tax Free Money Fund

                    Investment Portfolio as of March 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.5%
------------------------------------------------------------------------------------------------------------------------------
California
Irvine Ranch Water District, CA, Orange County, Series 1985 C, Variable Rate
  Demand Bond, 3.8%, 10/1/10* ..................................................    400,000          A1                400,000
Orange County, CA, Sanitation District, Series 1992 C, Daily
  Demand Note, 3.7%, 8/1/17* ...................................................  1,100,000          MIG1            1,100,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $1,500,000)                                                             1,500,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.5%
------------------------------------------------------------------------------------------------------------------------------
California
ABAG Finance Authority for Nonprofit Corporations, CA, Certificates of
  Participation, 5.25%, 10/1/07 ................................................  2,000,000          BBB             2,045,040
ABAG Financing Authority, CA, Stanford Health Systems, Certificates of
  Participation, 6%, 11/1/07 (c) ...............................................    605,000          AAA               682,525
Anaheim County, CA, Convention Center Financing, Certificate of Participation,
  Zero Coupon, 8/1/05 (c) ......................................................  1,250,000          AAA               906,488
Anaheim, CA, Public Finance Authority, 5.25%, 2/1/18 (c) .......................  2,000,000          AAA             2,021,260
Anaheim, CA, Public Financing Authority, Lease Revenue, Series 1997C, Zero
  Coupon, 9/1/17 (c) ...........................................................  1,455,000          AAA               532,952
Anaheim, CA, Public Financing Authority, Lease Revenue Public
  Improvements Project:
   Series 1997A, 6%, 9/1/24 (c) ................................................  3,500,000          AAA             3,993,080
   Series 1997C, 6%, 9/1/10 (c) ................................................  1,000,000          AAA             1,130,260
   Series 1997C, 6%, 9/1/11 (c) ................................................  4,570,000          AAA             5,170,727
   Series 1997C, 6%, 9/1/14 (c) ................................................  1,000,000          AAA             1,126,670
   Series 1997C, 6%, 9/1/16 (c) ................................................  1,000,000          AAA             1,127,170
   Series 1997C, Zero Coupon, 9/1/18 (c) .......................................  1,000,000          AAA               346,440
California Health Facilities Finance Authority Revenue, Capital Appreciation,
  Kaiser, Series 1989A, Zero Coupon, 10/1/12 (c) ...............................  4,900,000          AAA             2,354,156
California Housing Finance Agency:
  Home Mortgage Revenue:
   Series F1, Subject to AMT, 6.2%, 8/1/05 (c) .................................    840,000          AAA               890,921
   Series F1, Subject to AMT, 6.3%, 8/1/06 (c) .................................  1,310,000          AAA             1,405,420
  Multi-Unit Rental Housing Revenue:
   Series A, 7.3%, 8/1/99 ......................................................  2,435,000          A               2,533,009
   Series A, 7.35%, 8/1/00 .....................................................  2,615,000          A               2,792,454
   Series A, 7.4%, 8/1/01 ......................................................  1,555,000          A               1,691,498

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
   Series A, 7.45%, 8/1/02 .....................................................  1,015,000          A               1,129,492
   Series A, 7.6%, 8/1/06 ......................................................  4,030,000          A               4,503,404
   Series A, 7.65%, 8/1/07 .....................................................  2,335,000          A               2,604,085
   Series A, 7.7%, 8/1/09 ......................................................    700,000          A                 776,524
   Series A, 7.75%, 8/1/16 .....................................................  2,440,000          A               2,692,394
   Series A, 7.8%, 8/1/23 ......................................................  2,635,000          A               2,897,578
   Series G, Subject to AMT, 5.7%, 2/1/07 (c) ..................................    500,000          AAA               529,470
   Series G, Subject to AMT, 5.8%, 2/1/08 (c) ..................................  1,330,000          AAA             1,403,403
   Series G, Subject to AMT, 5.9%, 2/1/09 (c) ..................................    200,000          AAA               207,982
   Series II, 7.25%, 8/1/98 ....................................................    300,000          A                 302,973
   Series II, 7.3%, 8/1/99 .....................................................    325,000          A                 337,535
   Series II, 7.3%, 8/1/00 .....................................................    345,000          A                 365,286
   Series II, 7.3%, 8/1/01 .....................................................    375,000          A                 403,886
   Series II, 7.35%, 8/1/02 ....................................................    400,000          A                 435,852
   Series II, 7.35%, 8/1/03 ....................................................    430,000          A                 472,119
   Series II, 7.35%, 8/1/04 ....................................................    460,000          A                 510,388
   Series II, 7.35%, 8/1/05 ....................................................    495,000          A                 553,078
California Pollution Control Financing Authority:
  Solid Waste Disposal Revenue, Canadian Fibre of Riverside PJ, Subject to AMT,
     Series 1997A, 9%, 7/1/19 ..................................................  9,000,000          NR              9,525,960
  Southern California Edison, Subject to AMT, Series A, 6.9%, 9/1/06 ...........  3,750,000          A               3,957,188
California Public Works Board, Department of Corrections:
  Lease Based Revenue, Medera Prison, Series A-2, 7.4%, 9/1/10 (c) .............  1,000,000          AAA             1,256,060
  Series 1997D, 5.75%, 9/1/07 (c) ..............................................  3,500,000          AAA             3,869,460
California Public Works Board, Lease Revenue, Various State University Projects,
  Series 1997A, 5.5%, 10/1/07 ..................................................  2,000,000          A               2,158,040
California Residence Efficiency Financing Authority, Certificate of
  Participation, Capital Improvement Program:
   Series 1997, 6%, 4/1/08 (c) .................................................  1,335,000          AAA             1,497,122
   Series 1997, 6%, 4/1/09 (c) .................................................  1,420,000          AAA             1,596,648
   Series 1997, 6%, 4/1/10 (c) .................................................  1,500,000          AAA             1,690,530
   Series 1997, 6%, 4/1/11 (c) .................................................  1,590,000          AAA             1,794,347
California State Department of Water Resources, Central Valley Project Revenue:
  Series 1997S, 5%, 12/1/22 ....................................................  5,000,000          AA              4,861,550
  Series 1997S, 5%, 12/1/29 ....................................................  1,000,000          AA                967,530

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
California Statewide Community Development Authority, Certificate of
  Participation:
  Lutheran Homes, 5.5%, 11/15/08 ...............................................  1,500,000          A               1,603,245
  Lutheran Homes, Series 1993, 5.6%, 11/15/13 ..................................  4,750,000          A               4,955,343
  Children's Hospital, Series 1993, 6%, 6/1/10 (c) .............................  1,000,000          AAA             1,121,320
  Children's Hospital, Series 1993, 6%, 6/1/08 (c) .............................  1,700,000          AAA             1,894,344
  Unihealth America, Series A, Zero Coupon, 10/1/05 (c) ........................  1,450,000          AAA             1,036,243
Castaic Lake, CA, Water Agency, Certificate of Participation, Water System
  Improvement Project, Series A, 7.25%, 8/1/07 (c) .............................  1,000,000          AAA             1,205,920
Center, CA, Unified School District, Capital Appreciation, Series 1997C,
  Zero Coupon, 9/1/14 (c) ......................................................  2,240,000          AAA               975,229
Chino Basin, CA, Regional Financing Authority, Municipal Water District, Sewer
  System, 5.9%, 8/1/11 (c) .....................................................  1,290,000          AAA             1,446,064
Coronado, CA, Tax Anticipation Note, 6%, 9/1/07 (c) ............................  1,150,000          AAA             1,292,451
Costa Mesa, CA, Public Financing Authority, Public Facilities Project,
  Series 1993A, 5.25%, 10/1/18 .................................................  4,500,000          A               4,460,985
Delmar, CA, Race Track Authority, Series 1996, 6%, 8/15/06 .....................  2,000,000          NR              2,160,440
Dry Creek, CA, Joint Elementary School District, Capital Appreciation:
  Series 1997A, Zero Coupon, 8/1/10 (c) ........................................  1,120,000          AAA               622,451
  Series 1997A, Zero Coupon, 8/1/11 (c) ........................................  1,180,000          AAA               617,211
  Series 1997A, Zero Coupon, 8/1/16 (c) ........................................    555,000          AAA               216,161
  Series 1997A, Zero Coupon, 8/1/19 (c) ........................................  1,715,000          AAA               563,017
  Series 1997A, Zero Coupon, 8/1/20 (c) ........................................  1,330,000          AAA               414,415
  Series 1997A, Zero Coupon, 8/1/21 (c) ........................................  1,920,000          AAA               567,552
  Series 1997A, Zero Coupon, 5/1/22 (c) ........................................  1,385,000          AAA               393,395
Duarte, CA, Certificate of Participation, City of Hope Medical Center:
  5.75%, 4/1/02 ................................................................  3,525,000          BBB             3,688,595
  5.8%, 4/1/03 .................................................................  3,735,000          BBB             3,938,296
  6%, 4/1/08 ...................................................................  3,750,000          BBB             3,962,400
Elk Grove, CA, Unified School District #1, Special Tax, Community Facilities,
  6.5%, 12/1/08 (c) ............................................................  1,000,000          AAA             1,169,730
Encinitas, CA, Series 1997A, 5%, 12/1/16 (c) ...................................  1,000,000          AAA               986,800
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien:
  Series 1995A, Step-up Coupon, 0% to 1/1/05, 6.95% to 1/1/07 ..................    575,000          BBB               426,150
  Series A, Step-up Coupon, 0% to 1/1/05, 7.1% to 1/1/11 .......................  6,000,000          BBB             4,692,780
  Series A, Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/13 ......................    975,000          BBB               764,644
  Series A, Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/14 ......................  2,875,000          BBB             2,254,719

    The accompanying notes are an integral part of the financial statements.


                      23 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Healdsburg, CA, Unified School District, Capital Appreciation:
  Series 1997, Zero Coupon, 7/15/11 (c) ........................................    400,000          AAA               209,676
  Series 1997, Zero Coupon, 7/15/12 (c) ........................................    400,000          AAA               196,964
  Series 1997, Zero Coupon, 7/15/13 (c) ........................................    400,000          AAA               186,044
  Series 1997, Zero Coupon, 7/15/14 (c) ........................................    400,000          AAA               175,280
Inland Empire Solid Waste Financing Authority, California Landfill Improvement
  Financing Project, Series 1996B, 6%, 8/1/06 (c) ..............................  1,000,000          AAA             1,103,940
La Cananda, CA, Unified School District, Capital Appreciation, Series 1995,
  Zero Coupon, 8/1/18 (c) ......................................................  2,000,000          AAA               695,900
Long Beach California Harbor, 6%, 5/15/17 (c) ..................................  2,770,000          AAA             3,082,872
Los Angeles County, CA, Certificate of Participation:
  Capital Appreciation, Disney Parking Project:
   Zero Coupon, 9/1/06 .........................................................  2,500,000          A               1,630,925
   Zero Coupon, 3/1/08 .........................................................  2,780,000          BBB             1,664,469
   Zero Coupon, 9/1/08 .........................................................  4,865,000          BBB             2,838,436
  Marina Del Ray:
   Series 1993A, 5.75%, 7/1/98 .................................................  1,000,000          NR              1,002,050
   Series A, 6.25%, 7/1/03 .....................................................  2,500,000          NR              2,693,875
   Series A, 6.5%, 7/1/08 ......................................................  2,500,000          NR              2,709,625
Los Angeles County, CA, Convention and Exhibition Center Authority Lease
  Revenue, Series 1993A, 6.125%, 8/15/11 (c) ...................................  1,000,000          AAA             1,141,290
Los Angeles, CA, State Building Authority Lease Revenue, California Department,
  General Services, Series 1993A, 5.6%, 5/1/08 .................................  7,000,000          A               7,571,130
Metropolitan Water District, Southern California Waterworks Revenue,
  Series 1996C, 5%, 7/1/37 .....................................................  1,765,000          AA              1,697,471
Millbrae California Residential Facilities, Revenue Magnolia of Millbrae
  Project, Series 1997A, 7.375%, 9/1/27 ........................................  4,000,000          NR              4,122,720
Modesto, CA, Certificate of Participation, Community Project, Series A,
  5.6%, 11/1/14 (c) ............................................................  1,370,000          AAA             1,482,833
Modesto, CA, Wastewater Facilities Treatment Revenue, Series 1997,
  6%, 11/1/11 (c) ..............................................................  1,255,000          AAA             1,421,438
Mojave Desert & Mountain Region, CA, Solid Waste Joint Powers Authority,
  California Project Revenue, Subject to AMT, 7.875%, 6/1/20 ...................  2,350,000          BBB             2,712,417
Newport Mesa, CA, United School District Special Tax District Number 90-1,
  Series 1996, 6.625%, 9/1/14 ..................................................    500,000          NR                515,355
Oakland, CA, Port Revenue, Subject to AMT, Series 1997G, 5.375%, 11/1/25 (c) ...  1,000,000          AAA             1,002,090

    The accompanying notes are an integral part of the financial statements.


                      24 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Orange County, CA, Recovery Participation Certification, Series 1996A,
  6%, 7/1/06 (c) ...............................................................  3,000,000          AAA             3,331,050
Orange County, CA, Recovery Note:
  Series 1995A, 5.6%, 6/1/07 (c) ...............................................  4,430,000          AAA             4,799,373
  Series 1995A, 6%, 6/1/08 (c) .................................................  2,500,000          AAA             2,785,800
Orange County, CA, Local Transportation Authority, Sales Tax Revenue, Measure M,
  4.3%, 2/15/01 (c) ............................................................  5,000,000          AAA             5,014,650
Orange County, CA, Recovery, Certificates of Participation, Series 1996A,
  6%, 7/1/08 (c) ...............................................................  1,000,000          AAA             1,123,760
Palmdale, CA, Civic Authority Revenue, Series 1994A, 6.6%, 9/1/34 ..............  3,375,000          A               3,712,871
Pomona, CA, Unified School District, General Obligation, ETM:
  Series 1992B, 6.25%, 8/1/14 (c)** ............................................  1,020,000          AAA             1,183,526
  Series 1993D, 5.6%, 8/1/14 (c)** .............................................    170,000          AAA               184,861
  Series 1993D, 5.6%, 8/1/15 (c)** .............................................    180,000          AAA               195,914
  Series 1993D, 5.6%, 8/1/16 (c)** .............................................    190,000          AAA               206,196
  Series 1993D, 5.6%, 8/1/17 (c)** .............................................    175,000          AAA               189,494
  Series 1993D, 5.6%, 8/1/18 (c)** .............................................    205,000          AAA               222,495
Port of Hueneme, CA, Certificate of Participation, Capital Improvement,
  6%, 4/1/19 (c) ...............................................................    925,000          AAA             1,035,380
Richmond, CA, Joint Powers Finance Authority:
  Series 1996, 5.875%, 9/1/06 ..................................................    500,000          BBB               540,070
  Series 1996, 6.6%, 9/1/16 ....................................................  1,000,000          BBB             1,100,170
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Project,
  Series 1997, Zero Coupon, 6/1/16 (c) .........................................  1,000,000          AAA               392,840
Sacramento, CA, City Financing Authority Revenue:
  Capital Appreciation, Tax Allocation, Series 1993B, Zero Coupon, 11/1/16 (c)..  2,685,000          AAA             1,032,409
  Series 1993B, Zero Coupon, 11/1/06 (c) .......................................  2,810,000          AAA             1,921,085
Sacramento, CA, Finance Authority Lease, Series 1993B, 5%, 11/1/14 .............  5,200,000          AA              5,228,964
Sacramento, CA, Power Authority Cogeneration Project, Revenue Bonds,
  Series 1995, 6.5%, 7/1/04 ....................................................  2,000,000          BBB             2,209,920
Saddleback Valley Unified School District, Public Financing Authority, Special
  Tax Revenue:
   Series 1997A, 6%, 9/1/10 (c) ................................................  1,565,000          AAA             1,768,857
   Series 1997A, 6%, 9/1/13 (c) ................................................  1,000,000          AAA             1,127,290
   Series 1997A, 6%, 9/1/14 (c) ................................................  1,000,000          AAA             1,126,670
   Series 1997A, 6%, 9/1/15 (c) ................................................  1,000,000          AAA             1,127,830

    The accompanying notes are an integral part of the financial statements.


                      25 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
San Bernadino, CA, Certificate of Participation, Medical Center Financing
  Project:
  Refunding Revenue, Series 1994, 6%, 8/1/09 (c) ...............................  3,000,000          AAA             3,353,430
  Refunding, Series 1994, 5.5%, 8/1/17 (c) .....................................  3,965,000          AAA             4,188,348
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
  Coventry Park Project, Subject to AMT, Series 1996A, 8.5%, 12/1/26 ...........  2,000,000          NR              2,237,620
San Francisco, CA, Rapid Transit Distribution Sales Tax Revenue, 5.25%, 7/1/15..  5,540,000          AA              5,634,789
San Francisco, CA, Redevelopment Financing Agency, Tax Allocation Revenue,
  Series A, Zero Coupon, 8/1/03 (c) ............................................  1,080,000          AAA               861,656
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
  Capital Appreciation Refunding, Series 1997A, Zero Coupon, 1/15/10 (c) .......  3,500,000          AAA             1,996,260
  Capital Appreciation Refunding, Series 1997A, Zero Coupon, 1/15/12 (c) .......  2,500,000          AAA             1,261,925
  Junior Lien:
   Series 1993, Zero Coupon, 1/1/02 ............................................    515,000          NR                440,835
   Series 1993, Zero Coupon, 1/1/04 ............................................  1,000,000          BBB               896,470
   Series 1993, Zero Coupon, 1/1/10 ............................................  1,500,000          BBB               861,075
   Zero Coupon, 1/1/06 .........................................................    200,000          NR                141,660
  Senior Lien:
   Series 1993, Zero Coupon, 1/1/14 ............................................  2,500,000          NR              1,146,750
   Step-up Coupon, 0% to 1/1/02, 7.3% to 1/1/05 ................................  2,500,000          BBB             2,293,125
   Step-up Coupon, 0% to 1/1/02, 7.4% to 1/1/07 ................................  6,000,000          BBB             5,689,380
   Zero Coupon, 1/1/00 .........................................................  1,500,000          BBB             1,398,840
  Series 1997A, 1/15/03 (c) ....................................................    900,000          AAA               734,796
  Series 1997A, 1/15/04 (c) ....................................................    400,000          AAA               312,148
  Series 1997A, 1/15/05 (c) ....................................................  1,900,000          AAA             1,411,130
San Jose, CA, Financing Revenue, Community Facilities Project:
  Zero Coupon, 11/15/03 ........................................................    735,000          A                 574,513
  Zero Coupon, 11/15/04 ........................................................  1,605,000          A               1,196,881
  Zero Coupon, 11/15/05 ........................................................  1,605,000          A               1,136,517
  Zero Coupon, 11/15/06 ........................................................  1,605,000          A               1,081,626
San Jose, CA, Unified School District, Santa Clara County, Capital Appreciation,
  Series 1997A, Zero Coupon, 8/1/13 (c) ........................................  2,445,000          AAA             1,134,651
San Mateo County, CA, Transportation District:
  Series 1997A, 5.5%, 6/1/15 (c) ...............................................  2,500,000          AAA             2,672,600
  Series 1997A, 5.5%, 6/1/16 (c) ...............................................  4,065,000          AAA             4,335,607
Santa Ana, CA, Financing Authority, Lease Revenue Bonds, Police Administration
  and Holding Facility, Series 1994A, 6.25%, 7/1/24 (c) ........................  2,000,000          AAA             2,352,240

    The accompanying notes are an integral part of the financial statements.


                      26 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Santa Clara County, CA, Finance Authority, Lease Revenue, VMC Replacement
  Project, 7.75%, 11/15/08 (c) .................................................  3,250,000          AAA             4,156,133
Santa Cruz County, CA, Certificates of Participation, Capital Facilities
  Project:
  Series 1997, 5.5%, 9/1/16 (c) ................................................    955,000          AAA             1,019,147
  Series 1997, 5.5%, 9/1/17 (c) ................................................  1,005,000          AAA             1,069,511
  Series 1997, 5.5%, 9/1/18 (c) ................................................  1,060,000          AAA             1,130,087
  Series 1997, 5.6%, 9/1/19 (c) ................................................  1,115,000          AAA             1,200,755
  Series 1997, 5.6%, 9/1/20 (c) ................................................  1,180,000          AAA             1,273,078
  Series 1997, 5.65%, 9/1/24 (c) ...............................................  1,445,000          AAA             1,576,206
  Series 1997, 5.65%, 9/1/25 (c) ...............................................  1,520,000          AAA             1,659,536
  Series 1997, 5.65%, 9/1/26 (c) ...............................................  1,605,000          AAA             1,754,538
Santa Margarita/Dana Point, CA:
  Improvement Districts 3, 3A, 4 and 4A, Series B, 7.25%, 8/1/05 (c) ...........  2,895,000          AAA             3,431,067
  Improvement Districts 1-2-2A and 8, Series 1994A, 7.25%, 8/1/06 (c) ..........    465,000          AAA               558,739
Simi Valley, CA, Series 1998, 5.25%, 8/1/17 (c) ................................    575,000          AAA               591,922
South Orange County, CA, Public Power Authority, Special Tax Revenue,
  7%, 9/1/06 (c) ...............................................................  2,230,000          AAA             2,630,620
Southern California Public Power Authority:
  Series 1989, 6.75%, 7/1/10 ...................................................  6,000,000          A               7,085,820
  Transmission Project Revenue, Capital Appreciation, Zero Coupon, 7/1/15 ......  2,000,000          AA                827,760
Ukiah, CA, Unified School District, Series 1997, Zero Coupon, 8/1/10 (c) .......  1,200,000          AAA               666,912
University of California Medical Center, Revenue Bonds, Series 1996,
  10%, 7/1/03 (c) ..............................................................  4,470,000          AAA             5,674,754
Vallejo Sanitation & Flood Control District, Solano County, CA, Certificates of
  Participation, 5%, 7/1/19 (c) ................................................  2,500,000          AAA             2,474,000
Valley Health System, CA, Revenue Bonds, Refunding and Improvement Project:
  Series 1996 A, 6.5%, 5/15/15 .................................................    385,000          BBB               416,258
  Series 1996 A, 6.5%, 5/15/25 .................................................  5,075,000          BBB             5,466,587
Watsonville, CA, Community Hospital Revenue, Series 1996, 5.95%, 7/1/07 ........  1,135,000          A               1,244,811
West Covina, CA, Queen of the Valley Hospital, Certificate of Participation,
  Hospital Revenue:
   Series 1994, 5.7%, 8/15/00 ..................................................    380,000          A                 393,243
   Series 1994, 5.8%, 8/15/01 ..................................................    750,000          A                 785,640
West Covina, CA, Redevelopment Agency Facility, Series 1996, 5.75%, 9/1/09 .....    865,000          A                 938,127
Westminster, CA, Redevelopment Agency, Tax Allocation Revenue, Community
  Development, Project #1, Series A, 7.3%, 8/1/21 ..............................  2,690,000          AAA             3,010,485

    The accompanying notes are an integral part of the financial statements.


                      27 - Scudder California Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities Revenue:
  6.25%, 6/1/08 (c) ............................................................  1,000,000          AAA             1,139,690
  6.25%, 6/1/10 (c) ............................................................  1,250,000          AAA             1,435,400
Puerto Rico
Puerto Rico Commonwealth, General Obligation, 4.5%, 7/1/23 .....................  1,000,000          A                 899,540
Virgin Islands
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/06 ..................  1,600,000          NR              1,779,712
Virgin Islands, General Obligation, Public Finance Authority, Mortgage Fund Loan
  Notes, Series 1992 A, 7%, 10/1/02 ............................................  1,000,000          BBB             1,099,540
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $296,860,719)                                                          319,632,619
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $298,360,719) (a)                                                       321,132,619
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $298,360,719. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $22,771,900. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,930,358 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $158,458.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined by the Investment Adviser to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, MBIA, or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

      AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.


                      28 - Scudder California Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $298,360,719) ...............      $ 321,132,619
                 Cash ................................................................            240,957
                 Interest receivable .................................................          3,816,023
                 Receivable for Fund shares sold .....................................             31,315
                 Other assets ........................................................              5,997
                                                                                           ----------------
                 Total assets ........................................................        325,226,911
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................            475,370
                 Payable for Fund shares redeemed ....................................             63,000
                 Accrued management fee ..............................................            165,624
                 Other payables and accrued expenses .................................             74,073
                                                                                           ----------------
                 Total liabilities ...................................................            778,067
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 324,448,844
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments ..........................         22,771,900
                 Accumulated net realized loss .......................................         (7,743,950)
                 Paid-in capital .....................................................        309,420,894
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 324,448,844
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($324,448,844 / 29,339,439 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................             $11.06
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      29 - Scudder California Tax Free Fund

                             Statement of Operations

                            year ended March 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  17,095,695
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................          1,892,742
                 Services to shareholders ............................................            226,463
                 Custodian and accounting fees .......................................            126,492
                 Trustees' fees and expenses .........................................             23,015
                 Auditing ............................................................             42,656
                 Reports to shareholders .............................................             37,412
                 Legal ...............................................................              9,270
                 Registration fees ...................................................              9,944
                 Other ...............................................................             20,145
                                                                                           ----------------
                                                                                                2,388,139
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         14,707,556
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................          1,518,012
                 Futures .............................................................            (23,587)
                 Options .............................................................            (24,025)
                                                                                           ----------------
                                                                                                1,470,400
                 Net unrealized appreciation (depreciation) on investments
                   during the period .................................................         17,754,593
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    19,224,993
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  33,932,549
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      30 - Scudder California Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                       Years Ended March 31,
Increase (Decrease) in Net Assets                                                     1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................   $  14,707,556     $  14,517,415
                 Net realized gain (loss) from investment transactions .......       1,470,400         3,388,395
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .................      17,754,593        (2,601,367)
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ................................................      33,932,549        15,304,443
                                                                                ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ..................................     (14,707,556)      (14,517,415)
                                                                                ----------------  ----------------
                 From net realized gains from investment transactions ........        (567,059)         (140,246)
                                                                                ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................      57,885,567        42,826,716
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .............................       9,574,561         8,972,653
                 Cost of shares redeemed .....................................     (50,245,259)      (56,494,954)
                                                                                ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................      17,214,869        (4,695,585)
                                                                                ----------------  ----------------
                 Increase (decrease) in net assets ...........................      35,872,803        (4,048,803)
                 Net assets at beginning of period ...........................     288,576,041       292,624,844
                                                                                ----------------  ----------------
                 Net assets at end of period .................................   $ 324,448,844     $ 288,576,041
                                                                                ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................      27,774,183        28,232,177
                                                                                ----------------  ----------------
                 Shares sold .................................................       5,326,399         4,110,618
                 Shares issued to shareholders in reinvestment of
                   distributions .............................................         880,019           860,296
                 Shares redeemed .............................................      (4,641,162)       (5,428,908)
                                                                                ----------------  ----------------
                 Net increase (decrease) in Fund shares ......................       1,565,256          (457,994)
                                                                                ----------------  ----------------
                 Shares outstanding at end of period .........................      29,339,439        27,774,183
                                                                                ----------------  ----------------


    The accompanying notes are an integral part of the financial statements.


                      31 - Scudder California Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Years Ended March 31,
                                      1998     1997    1996     1995     1994     1993    1992     1991     1990    1989
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of       ----------------------------------------------------------------------------------------
  period ..........................  $10.39   $10.36  $10.07   $10.02   $11.05   $10.60  $10.41   $10.29   $10.26   $ 9.99
Income from investment operations:  ----------------------------------------------------------------------------------------
Net investment income .............     .52      .52     .51      .51      .53      .59     .61      .63      .65      .68
Net realized and unrealized
  gain (loss) on investment
  transactions ....................     .69      .04     .29      .14     (.35)     .94     .47      .21      .22      .27
Total from investment               ----------------------------------------------------------------------------------------
  operations ......................    1.21      .56     .80      .65      .18     1.53    1.08      .84      .87      .95
Less distributions:                 ----------------------------------------------------------------------------------------
From net investment income ........    (.52)    (.52)   (.51)    (.51)    (.53)    (.59)   (.61)    (.63)    (.65)    (.68)
From net realized gains on
  investment transactions .........    (.02)    (.01)     --     (.09)    (.63)    (.49)   (.28)    (.09)    (.19)      --
In excess of net realized gains ...      --       --      --       --     (.05)      --      --       --       --       --
                                    ----------------------------------------------------------------------------------------
Total distributions ...............    (.54)    (.53)   (.51)    (.60)   (1.21)   (1.08)   (.89)    (.72)    (.84)    (.68)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of             ----------------------------------------------------------------------------------------
  period ..........................  $11.06   $10.39  $10.36   $10.07   $10.02   $11.05  $10.60   $10.41   $10.29   $10.26
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................   11.85     5.44    8.01     6.75     1.30    15.13   10.74     8.53     8.62     9.80
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ....................     324      289     293      294      325      309     242      208      193      171
Ratio of operating expenses
  to average daily net
  assets (%) ......................     .78      .78     .77      .80      .78      .79     .81      .84      .83      .89
Ratio of net investment income
  to average daily net
  assets (%) ......................    4.79     4.98    4.88     5.18     4.85     5.42    5.79     6.13     6.23     6.71
Portfolio turnover rate (%) .......    21.5     70.8    49.2     87.3    126.5    208.6   143.0    170.6     70.4    158.9


                      32 - Scudder California Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder California Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and California Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder California Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Tax Free Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Tax Free Fund to the issuer and no interest accrues to the Tax Free Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1998, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.


                   33 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised. During the year ended March 31, 1998, the Tax Free Fund wrote call options on interest rate futures as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period the Tax Free Fund purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income


                   34 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund
to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

As of March 31, 1998, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $95,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($14,000), March 31, 2002 ($7,500), March 31, 2003 ($55,000),
March 31, 2004 ($18,000) and March 31, 2005 ($500), the respective expiration dates, whichever occurs first.

As of March 31, 1998, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $5,500,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2001 ($5,100,000) and March 31, 2002 ($400,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended March 31, 1998, purchases and sales of long-term municipal securities aggregated $84,680,278 and $64,713,794, respectively, for the Tax Free Fund.

The aggregate face value of futures contracts opened and closed during the year ended March 31, 1998 for the Tax Free Fund, was $25,050,462.


                   35 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Transactions in written call options on interest rate futures for the year ended March 31, 1998 were as follows:

                                           Number of Contracts      Premiums Received ($)
                                           -------------------      ---------------------

      Outstanding at March 31, 1997                   --                        --
      Contracts written                              500                    68,375
      Contracts closed                              (500)                  (68,375)
      =====================================================================================

      Outstanding at March 31, 1998                   --                        --
                                                  ======                   =======

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, new Investment Management Agreements (the "Management Agreements") between the Funds and Scudder Kemper were approved by the Funds' Board of Trustees and by the Funds' Shareholders. The Management Agreements, which are effective December 31, 1997, are the same in all material respects as the corresponding previous Investment Management Agreements, except that Scudder Kemper is the new investment adviser to the Funds.

Under the Management Agreements (each an "Agreement" and collectively the "Agreements") with Scudder Kemper, each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The management fee payable under the Agreements is equal to an annual rate of 0.50% of the average daily net assets of Tax Free Money Fund, and 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these Agreements. For the year ended March 31, 1998, the fee for the Tax Free Fund pursuant to these Agreements amounted to $1,892,742, which was equivalent to an annualized effective rate of
 .62% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1998 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than .60% of average daily net assets. For the year ended March 31, 1998, the Adviser did not impose a portion of its fee amounting to $124,284, and the portion imposed amounted to $218,236.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the year ended March 31, 1998, $63,224 and $154,721 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $4,896 and $12,671 are unpaid at March 31, 1998, respectively.


                   36 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Funds. For the year ended March 31, 1998, SFAC imposed fees amounting to $30,000 and $66,491 of which $2,500 and $5,594 are unpaid at March 31, 1998 for the Tax Free Money Fund and Tax Free Fund, respectively.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer allocated between the Funds, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1998, Trustees' fees and expenses aggregated $16,064 and $23,015 for Tax Free Money Fund and Tax Free Fund, respectively.


                   37 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder California Tax Free Trust and the Shareholders of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund:

We have audited the accompanying statements of assets and liabilities of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund, including the investment portfolios, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder California Tax Free Money Fund and Scudder California Tax Free Fund as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
May 5, 1998


                   38 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                                 Tax Information

Of the dividends paid by Scudder California Tax Free Money Fund and Scudder California Tax Free Fund from net investment income for the year ended March 31, 1998, 100% constituted exempt interest dividends for regular federal income tax and California State income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                   39 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder California Tax Free Money Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      41,339,564       1,150,085       2,067,210               0

2.    To elect Trustees.


                                                    Number of Votes:
                                                    ----------------

                       Trustee               For                      Withheld
                       -------               ---                      --------

          Henry P. Becton, Jr.            42,822,799                 1,734,060

          Dawn-Marie Driscoll             42,822,799                 1,734,060

          Peter B. Freeman                42,601,714                 1,955,146

          George M. Lovejoy, Jr.          42,822,799                 1,734,060

          Wesley W. Marple, Jr.           42,822,799                 1,734,060

          Daniel Pierce                   42,809,134                 1,747,725

          Kathryn L. Quirk                42,586,784                 1,970,076

          Jean C. Tempel                  42,822,799                 1,734,060

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      39,617,622       2,947,426       1,981,129             10,682


                  40 - Scudder California Tax Free Money Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against         Abstain         Broker Non-Votes*
         ---            -------         -------         -----------------

      41,344,284       2,212,520       1,876,425                0

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Diversification                 37,815,270        4,682,079        2,048,828          10,682
         5.2   Borrowing                       37,800,340        4,697,010        2,048,828          10,682
         5.3   Senior securities               37,818,989        4,678,361        2,048,828          10,682
         5.4   Concentration                   37,805,324        4,692,025        2,048,828          10,682
         5.5   Loans                           37,818,989        4,678,361        2,048,828          10,682
         5.6   Underwriting of securities      37,842,346        4,655,003        2,048,828          10,682
         5.7   Investment in real estate       37,842,346        4,655,003        2,048,828          10,682
         5.8   Purchase of physical            37,842,346        4,655,003        2,048,828          10,682
               commodities
         5.9   Investment in California        37,842,346        4,655,003        2,048,828          10,682
               municipal securities
         5.10  Tax diversification             37,818,989        4,678,361        2,048,828          10,682

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                   Number of Votes:
                                   ----------------

              For                      Against                    Abstain
              ---                      -------                    -------

           42,345,708                  731,389                   1,479,762

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                  41 - Scudder California Tax Free Money Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder California Tax Free Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

          For          Against         Abstain         Broker Non-Votes*
          ---          -------         -------         -----------------

       18,384,244      760,468         868,638                0

2.    To elect Trustees.


                                                     Number of Votes:
                                                     ----------------

                      Trustee                 For                      Withheld
                      -------                 ---                      --------

         Henry P. Becton, Jr.              19,349,952                  663,398

         Dawn-Marie Driscoll               19,340,544                  672,806

         Peter B. Freeman                  19,349,461                  663,890

         George M. Lovejoy, Jr.            19,354,536                  658,814

         Wesley W. Marple, Jr.             19,355,895                  657,456

         Daniel Pierce                     19,355,419                  657,932

         Kathryn L. Quirk                  19,347,931                  665,419

         Jean C. Tempel                    19,342,987                  670,364

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      17,039,498       1,524,095       1,309,423            140,334


                     42 - Scudder California Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against          Abstain       Broker Non-Votes*
         ---            -------          -------       -----------------

      17,793,478       1,080,484        1,341,242            91,406

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                      Broker
             Fundamental Policies                 For             Against          Abstain          Non-Votes*
             --------------------                 ---             -------          -------          ----------

         5.1   Diversification                 16,644,299        1,750,379        1,478,339          140,334
         5.2   Borrowing                       16,629,143        1,762,912        1,480,961          140,334
         5.3   Senior securities               16,670,640        1,724,991        1,477,385          140,334
         5.4   Concentration                   16,657,054        1,736,123        1,479,840          140,344
         5.5   Loans                           16,661,456        1,732,945        1,478,616          140,344
         5.6   Underwriting of securities      16,658,789        1,733,859        1,480,369          140,344
         5.7   Investment in real estate       16,663,123        1,727,464        1,482,429          140,344
         5.8   Purchase of physical            16,673,628        1,725,574        1,473,815          140,344
               commodities
         5.9   Investment in California        16,653,090        1,743,370        1,476,557          140,344
               municipal securities

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        18,971,432                  316,739                    725,179

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                     43 - Scudder California Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and
General Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee, President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President
and Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Olin Barrett*
Vice President

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

John R. Hebble*
Assistant Treasurer

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Caroline Pearson*
Assistant Secretary

Jeremy L. Ragus*
Vice President

Rebecca L. Wilson*
Vice President


                       * Scudder Kemper Investments, Inc.

                  44 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                  45 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                  46 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York



                  47 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of the Funds are not insured or guaranteed by the U.S. Government. Scudder California Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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